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                                 Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement No. 333-69112 on Form S-3 of SFBC International, Inc. of our report dated March 7, 2001 on the consolidated financial statements for the year ended December 31, 2000 which appears in this annual report on Form 10-KSB of SFBC International, Inc. for the year ended December 31, 2001.



                                            KAUFMAN, ROSSIN & CO.




Miami, Florida
March 27, 2002